UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2006

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Item 1. Report to Stockholders.


Calvert

Investments that make a difference

September 30, 2006
Annual Report
Calvert World Values
International Equity Fund

Important!
Take the Calvert Environment and Climate Change Survey -- Details on Inside Cover
www.calvert.com/survey

Calvert

Investments that make a difference

a UNIFI company

Take the Calvert Environment and Climate Change Survey

Thank you so much for your support of Calvert. From time to time we seek the input from investors like you to help inform our social investment policy choices. We would greatly appreciate your participation in a 10-minute on-line survey focused on the Environment, Climate Change, and Energy Issues. If you are interested in participating, please go to the following link: www.calvert.com/survey. We thank you in advance for your participation. The survey will close on December 22, so respond soon!

Table of Contents

President's Letter

1

Social Update

3

Portfolio Management Discussion

6

Shareholder Expense Example

10

Report of Independent Registered Public Accounting Firm

12

Statement of Net Assets

13

Statement of Operations

22

Statements of Changes in Net Assets

23

Notes to Financial Statements

25

Financial Highlights

32

Explanation of Financial Tables

37

Proxy Voting and Availability of Quarterly Portfolio Holdings

39

Director and Officer Information Table

40

Dear Shareholder:

The international equity markets posted another strong finish for the twelve months ended September 30, 2006, with a 19.65% advance for the MSCI EAFE Index1 versus a 10.78% return for the Standard & Poor's 500 Index. It was not a straight, upward advance for stocks outside the U.S., however, as returns fluctuated over the period in response to volatile energy prices, the war in Iraq, and creeping inflation.

International stock returns were led by particularly strong results from some of the smaller European countries and solid returns in some emerging-market regions. Significant challenges remain worldwide, however, from ongoing regional conflicts, uncertain interest-rate policies, and commodity price pressures.

Despite these pressures, our outlook for international stocks remains positive. The valuations for many overseas stocks appear relatively attractive and opportunities for economic expansion in many European and emerging-market countries remain strong.

As always, we urge you to adhere to a diversified portfolio strategy2 that includes both U.S. and international stocks. Over time, combining different asset classes, with varied styles and strategies, has proven a critical factor in helping investors meet their long-term financial goals. That's why we encourage you to work with your financial advisor to develop an asset allocation strategy tailored to your family's specific financial goals, and review it periodically.

Founding Board Member Yunus Awarded 2006 Nobel Peace Prize

The recent awarding of the Nobel Peace Prize to Dr. Muhammad Yunus and Grameen Bank is an inspiration to all of us interested in eliminating poverty through innovative leveraging of our investments. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976, pioneering microfinance to grant poor people access to small loans that empower them to start or expand their own businesses.

While there are many ways everyday investors can support microfinance, many Calvert shareholders have had an impact through Calvert's High Social Impact Investments (HSII) program. As a Fund investor, you can take pride in the fact that you've supported this growing global movement that is receiving the recognition it deserves.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity--to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the "Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service

As we look ahead to 2007, I'd like to thank you for your confidence in Calvert's family of funds, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

1. Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index measures performance for a diverse range of developed country global stock markets and consists of approximately 1,300 companies. The index is calculated in US dollars, with net or gross dividends reinvested.

2. Diversification does not protect an investor from market risks and does not assure a profit.

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2006.

Shareholder Advocacy

We filed 17 shareholder resolutions during the 2006 proxy season, eight of which resulted in successful corporate dialogues and six of which were voted upon. Two of the resolutions received more than one-third of the vote (considered very high for shareholder-initiated proposals)--Home Depot on equal employment opportunity issues and Standard Pacific on energy efficiency. We also filed resolutions regarding sustainable forestry, predatory lending, animal welfare, disclosure and reporting, and contributions to political organizations and campaigns.

Corporate board diversity remains a major area of Calvert focus, with one-third of the resolutions filed for the reporting period in this area. We revisited our efforts launched in 2002, when Calvert sent letters to 154 companies in the Calvert Social Index Fund with no gender or racial diversity on their boards. Two-thirds of those companies still in the Index now have board diversity or a statement endorsing board diversity. For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.

Deepening our Impact

We are developing a plan to heighten the visibility and extend the impact of our overall advocacy efforts. While we will continue to file shareholder resolutions and engage management of the companies we hold in dialogue, we are expanding our approach to other advocacy tools and channels. This includes direct company and industry-wide dialogues (whether on our own or in multi-stakeholder settings) and industry standard-setting exercises to help leverage change across industries on a global basis. We also plan to engage in public policy and regulatory advocacy, by taking advantage of our proximity to and relationships with the U.S. government, non-governmental organizations, think tanks, and media.

Community Investments

Many of our Funds participate in Calvert's community investing, or High Social Impact Investing (HSII) program, administered through the Calvert Social Investment Foundation. The HSII program may allocate up to between 1% and 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments to groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. MicroCredit Enterprises (MCE), a non-profit that leverages private capital to make tiny business loans to women in developing countries living in extreme poverty, was another organization receiving an investment from the Foundation.

Global Issues

China and the Internet. As China clamps down on freedom of information and expression, several major U.S. internet and information technology companies have come under scrutiny by members of Congress, the media and various human rights organizations. We are now in discussions with several major portfolio holdings about minimizing their complicity in human rights abuses and disclosing how they are complying with government policy. Bennett Freeman, Calvert's Senior Vice President for Social Research and Policy, participated on Calvert's behalf in a multi-stakeholder dialogue convened by the Center for Democracy and Technology (CDT). This event aimed to develop a global industry standard addressing these issues, and included leading companies such as Microsoft, Google and Yahoo.

Sudan. Calvert has also made a commitment to address the human rights crisis in Sudan. Due to our long-standing human rights and Indigenous Peoples' rights criteria, we do not invest in companies that materially contribute to sustaining the Sudanese regime and the abuses in Darfur. We continue to scrutinize our holdings for such involvement and will, if necessary, take action through engagement or divestment. We remain prepared to lend our name and voice to appropriate opportunities as they arise, whether through engagement with companies or public policy initiatives.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. We have long been involved in the technology side of the alternative energy sector, but we're seeing a new area of growth in related services. To that end, we have invested in Global Resource Options, one of the largest solar power installation services in the country.2 While this is still a fragmented field, the company has already expanded into some of the more challenging areas of the country. And with more states starting to provide tax credits geared at alternative energy, the growth potential is significant.

Also, through the Special Equities program, we have invested in the Rose Smart Growth Fund, which acquires buildings in urban, mass-transit oriented locations around the country. Rose manages these buildings to a "green" standard, seeking increased energy efficiency, decreased operating expenses, healthier indoor environments, and higher tenant retention. The Rose Fund acquired its first asset in April 2006, consisting of two historic office buildings in Seattle, Washington that the Fund seeks to certify with the US Green Building Council's Leadership in Energy and Environmental Design (LEED) Rating System™, the nationally accepted benchmark for the design, construction, and operation of high performance green buildings. Supporting this green building movement allows us to diversify our efforts to reduce energy usage.3

1. As of September 30, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.44%; CSIF Equity, 0.57%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.74%; Calvert Large Cap Growth Fund, 0.30%; and Calvert New Vision Small Cap Fund, 0.62%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On September 30, 2006, Global Resource Options represented 0.06% of the Calvert Social Investment Fund Equity Portfolio.

3. On September 30, 2006, Rose Smart Growth Fund represented 0.17% of the Calvert Social Investment Fund Balanced Portfolio.

Portfolio Management Discussion

Steve Falci,
Chief Investment
Officer, Equities
of Calvert Asset Management Company

Performance Summary

Calvert World Values International Equity Fund Class A shares (at NAV*) returned a strong 18.58% for the 12-month period ending September 30, 2006, though slightly lagging the 19.65% return of the benchmark Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.

New Subadvisor

On March 7, 2006, the Directors of the Fund approved the appointment of Acadian Asset Management of Boston as the new subadvisor to the Fund. With about $37 billion in assets under management, Boston-based Acadian is a pioneer in using quantitative approaches to international investing. Adhering to the Fund's stated strategy and Calvert's Double Diligence™ process (which seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility), Acadian evaluates more than 20,000 stocks for the Fund, expanding the universe of potential investments far beyond the 1,300 in the MSCI EAFE Index.

Acadian uses several proprietary stock-selection models to construct portfolios that are designed to seek an appropriate balance of risk and return. In addition, Acadian evaluates over 200 country-sectors (e.g., French Technology) versus the world market and each stock in that country-sector versus its peers to identify stocks that are most likely to outperform. This process provides comprehensive analysis of a very large array of stocks. Under Acadian's management, the Fund will continue to be managed with an emphasis on developed-market stocks while maintaining an emerging-markets allocation of up to 10% of net assets as opportunities in emerging markets warrant.

Investment Climate

Equity markets outside the U.S. continued to post strong returns over the 12 months ended September 30, 2006. The MSCI EAFE Index's return of 19.65% in U.S. dollars was driven by a strong local-market return of 16.97%, which was then boosted by currency conversion. Weakness in the U.S. dollar during the period, particularly over the last half of the period, boosted returns for U.S. investors. Non-U.S. markets strongly outperformed U.S. equity markets (for example, the Russell 1000® Index of large-cap U.S. stocks returned 10.25% and the S&P 500 Index 10.78%). Emerging markets also performed well, as the MSCI Emerging Markets Index rose 20.8% in U.S. dollars.

Energy stocks, which had been market leaders in prior years, lagged considerably over the past year as crude oil and natural gas prices peaked then retreated. In both the Russell 1000 and EAFE Indexes, the Energy sector lost value for the period.

At this time last year, we were concerned what the market would do once crude oil prices retreated from their (then) historic highs. Would other sectors rally or would stocks retreat as well? Given the fairly broad strength of the market as energy stocks faltered over the past year, the verdict seems to be that investors were indeed willing to seek opportunities elsewhere.

Sector leadership was fairly consistent between U.S. and non-U.S. markets, with the Russell 1000 and EAFE Indexes sharing four of the top-five performing economic sectors--Materials, Industrials, Financials, and Consumer Staples. In the U.S., the Telecommunications sector was the top performer, boosted by mergers of some major players, but it was the second-worst performing sector in the EAFE Index for the period. The Utilities sector led the EAFE Index, although it was a relatively weak performer domestically.

Portfolio Strategy

For the one-year period, the Fund's performance was roughly in line with that of its benchmark, the MSCI EAFE Index. Adding to performance was the Fund's underweighting to the Energy sector, the weakest-performing sector in both the Fund and the EAFE Index benchmark. Unfortunately, the Fund was also underweighted to Utilities, the best-performing EAFE sector, which hindered performance relative to the benchmark.

The impact of stock selection was generally positive during the period, although success varied by sector. The Fund produced its best performance in Financial Services, where its sector holdings outperformed those in the EAFE Index. ING Groep of the Netherlands paced the Fund's solid performance in this sector and was the Fund's largest Financials holding. The Fund also benefited from favorable stock selection in the Industrials, Consumer Discretionary and Technology sectors.

Country allocation played a minor role relative to stock selection. Most notably, the Fund had an underweighting to Spanish stocks for the first six months of the period, while Spanish stocks underperformed. Coinciding with the change to Acadian Asset Management was a move to overweight Spanish stocks, which proved beneficial when Spanish stocks began to outperform. However, the Fund's consistent underweight to the Swiss market, one of the better-performing markets throughout the period, offset the benefit of the shift to Spain.

Emerging-market stocks contributed positively to Fund performance, particularly the Fund's holdings in Brazil and South Africa. At the start of the period, emerging-market stocks accounted for about 8.6% of the Fund, but that exposure declined to 3.9% as the balancing of risk and reward favored less-risky choices.

Currency returns varied widely over the 12-month period. The U.S. dollar was strong relative to the basket of currencies in the EAFE Index over the first half of the period, and then weakened during the last six months. The Fund does not hedge currency risk, nor does it normally have any large difference in its currency positions relative to the EAFE Index. So, the swings in foreign exchange rates over the period had little impact on the Fund's performance relative to its benchmark.

Outlook

As global equity markets have become more fairly valued--neither overpriced nor underpriced--Acadian is seeing opportunities from prudent stock selection within individual markets around the globe. Overall, we see global equity markets on a neutral track for the next three to six months as several key issues remain in flux--particularly interest-rate policies, housing markets and energy prices. As these issues play out, however, equity markets should respond more decisively.

While there may be some negative impact in the near term, our longer-term view is that significant global economic growth will resume even if there is a pause. We also believe that equity markets are likely to anticipate that growth, and begin to pick up steam in the second half of next year.

October 2006

As of September 30, 2006, ING Groep represented 3.73% of the Calvert World Values International Equity Fund. Portfolio holdings are subject to change without notice.

Portfolio Statistics
September 30, 2006
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	4.01%	18.58%
Class B	3.46%	17.43%
Class C	3.54%	17.55%
Class I	4.36%	19.35%
MSCI EAFE Index**	4.97%	19.65%
Lipper International Multi-Cap Core Funds Avg**	3.25%	18.11%

Ten Largest Stock Holdings
	% of Net Assets
ING Groep NV CVA	3.7%
BNP Paribas SA	3.7%
Canon, Inc.	3.5%
Telefonica SA	2.8%
Societe Generale Groupe	2.6%
Repsol YPF SA	2.5%
HSBC Holdings plc	2.4%
BT Group plc	2.3%
Volkswagen AG Ordinary	2.2%
Muenchener Rueckversicherungs AG	1.9%
Total	27.6%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*      Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 4.75%.

**      Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares
One year	12.96%
Five year	11.51%
Ten year	5.32%

Class B Shares
One year	12.38%
Five year	10.97%
Since inception	2.45%
(3/31/98)

Class C Shares
One year	16.61%
Five year	11.54%
Ten year	4.82%

Portfolio Statistics
September 30, 2006
Average Annual Total Returns

Class I Shares
One year	19.35%
Five year	13.53%
Since inception	5.19%
(2/26/99)

PERFORMANCE COMPARISON

Comparison of change in value of
$10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2006, and previously in March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
Economic Sectors	% of Total Investments
Consumer Discretionary	10.6%
Consumer Staples	3.1%
Energy	7.7%
Financials	35.9%
Health Care	3.8%
Industrials	14.0%
Information Technology	7.6%
Limited Partnership Interest	0.5%
Materials	5.4%
Telecommunication Services	8.9%
U.S. Government Agencies and Instrumentalities	0.6%
Utilities	1.6%
Venture Capital	0.3%
100.0%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,040.10	$8.50
Hypothetical	$1,000.00	$1,016.73	$8.40
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,034.60	$13.51
Hypothetical	$1,000.00	$1,011.78	$13.36
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,035.40	$12.76
Hypothetical	$1,000.00	$1,012.53	$12.61
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,043.60	$5.18
Hypothetical	$1,000.00	$1,020.00	$5.12
(5% return per year before expenses)

*      Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.65%, 2.50% and 1.01% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of the Calvert World Values International Equity Fund, a series of the Calvert World Values Fund, Inc., as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Statement of Net Assets

September 30, 2006

EQUITY SECURITIES - 97.9%	Shares	Value
Australia - 2.7%
AMP Ltd.	44,193	$294,793
Australia & New Zealand Banking Group Ltd.	228,791	4,585,335
Australian Stock Exchange Ltd.	5,782	140,213
Qantas Airways Ltd.	123,963	361,655
QBE Insurance Group Ltd.	145,719	2,663,842
Santos Ltd.	578,237	4,827,943
Telstra Corp. Ltd.	1,005,863	2,784,447
		15,658,228

Austria - 0.7%
Raiffeisen International Bank Holding AG	2,521	268,654
Voestalpine AG	86,165	3,560,334
		3,828,988

Belgium - 2.2%
Colruyt SA	6,708	1,145,461
Delhaize Group	7,344	617,250
Dexia	96,148	2,492,015
Fortis SA/NA	151,360	6,144,735
Umicore	15,464	2,289,469
		12,688,930

Canada - 3.2%
EnCana Corp.	109,600	5,111,456
IPSCO, Inc.	13,802	1,199,136
Royal Bank of Canada	115,400	5,123,255
Teck Cominco Ltd., Class B	109,394	6,866,553
		18,300,400

Denmark - 0.2%
DSV A/S	5,081	888,613

Finland - 2.8%
Kesko Oyj, Class B	39,400	1,657,497
Metso Oyj	145,700	5,364,127
Rautaruukki Oyj	133,400	3,833,241
Sampo Oyj	261,700	5,458,177
		16,313,042

France - 11.7%
Air France-KLM	306,317	9,241,129
AXA SA	52,160	1,924,306
BNP Paribas SA	195,371	21,030,714
CNP Assurances SA	7,683	745,649
Groupe Danone SA	9,210	1,293,449
Lafarge SA	14,755	1,905,588
L'Oreal SA	51,238	5,206,750
Publicis Groupe SA	6,255	246,474

EQUITY SECURITIES - Cont'd	Shares	Value
France - Cont'd
Schneider Electric SA	11,360	$1,267,524
Societe Generale Groupe	95,373	15,184,876
Vallourec SA	39,090	9,119,888
		67,166,347

Germany - 6.0%
Beiersdorf AG	5,796	308,610
Commerzbank AG	64,925	2,186,848
Deutsche Bank AG	7,651	923,665
KarstadtQuelle AG *	6,662	158,470
Merck KGaA	1,484	157,430
Muenchener Rueckversicherungs AG	70,659	11,179,203
ProSiebenSat.1 Media AG	4,311	119,501
Puma AG Rudolf Dassler Sport	4,088	1,395,100
Solarworld AG	13,440	738,805
United Internet AG	28,763	395,919
Volkswagen AG:
Non-Voting Preferred	72,885	4,313,521
Ordinary	149,850	12,771,409
		34,648,481

Greece - 0.3%
Alpha Bank AE	10,536	281,231
National Bank of Greece SA	33,005	1,421,130
		1,702,361

Hong Kong - 0.3%
China Netcom Group Corp (Hong Kong) Ltd.	866,500	1,552,485

Indonesia - 0.0%
PT Unilever Indonesia Tbk	237,000	118,436

Ireland - 0.4%
Allied Irish Banks plc	16,900	450,244
DCC plc	67,287	1,681,665
		2,131,909

Italy - 1.2%
Banca Monte dei Paschi di Siena SpA	438,717	2,660,446
Enel SpA	305,960	2,792,785
UniCredito Italiano SpA	191,608	1,590,983
		7,044,214

Japan - 18.9%
Advantest Corp.	47,400	2,353,932
All Nippon Airways Co. Ltd.	142,000	575,220
Amada Co. Ltd.	98,000	984,983
Brother Industries Ltd.	105,000	1,321,398
Canon, Inc.	384,400	20,066,983
Casio Computer Co. Ltd.	176,400	3,557,898
Central Japan Railway Co.	963	10,282,881
Chiba Bank Ltd.	310,000	2,766,356
Daito Trust Construction Co. Ltd.	7,300	396,551

EQUITY SECURITIES - Cont'd	Shares	Value
Japan - Cont'd
East Japan Railway Co.	310	$2,170,000
Eisai Co. Ltd.	64,700	3,130,822
FUJIFILM Holdings Corp.	19,000	693,983
Fujikura Ltd.	599,000	6,563,619
KDDI Corp.	863	5,382,780
Mazda Motor Corp.	759,067	4,605,864
Mitsubishi Gas Chemical Co., Inc.	82,000	891,576
NGK Spark Plug Co. Ltd.	30,000	596,186
Nikon Corp.	397,000	8,209,153
Nippon Telegraph & Telephone Corp.	179	879,831
Nissin Food Products Co. Ltd.	3,600	114,712
Olympus Corp.	22,000	648,814
Pioneer Corp.	185,200	3,264,542
Resona Holdings, Inc.	1,323	3,969,000
SBI Holdings, Inc.	19,996	7,159,585
Shinko Electric Industries Co. Ltd	46,100	1,285,331
Stanley Electric Co. Ltd.	11,100	229,525
Sumitomo Chemical Co. Ltd.	685,000	5,120,085
Sumitomo Trust & Banking Co. Ltd.	94,000	984,610
Tokyo Electron Ltd.	91,400	6,762,051
Tokyo Gas Co. Ltd.	86,000	431,458
Tokyu Corp.	51,000	350,949
Yamaha Corp.	10,400	219,017
Yamaha Motor Co. Ltd.	121,300	3,217,534
		109,187,229

Mexico - 0.0%
Empresas ESM, SA de CV (a)(b)(i)*	2,989	1

Netherlands - 5.3%
Aegon NV	356,937	6,697,332
ING Groep NV (CVA) (s)	488,191	21,485,039
Royal KPN NV	165,190	2,108,258
USG People NV	1,913	133,845
		30,424,474

New Zealand - 0.1%
Telecom Corp. of New Zealand Ltd.	289,749	822,921

Norway - 1.1%
Orkla ASA	44,300	2,113,348
Statoil ASA	177,200	4,199,471
		6,312,819

Singapore - 0.3%
Singapore Telecommunications Ltd.	857,850	1,319,769
United Overseas Bank Ltd.	29,000	298,046
		1,617,815
South Africa - 1.2%
Absa Group Ltd.	13,085	168,103
Alexander Forbes Ltd.	74,500	153,906
BIDVest Group Ltd.	52,485	765,759
Community Growth Fund*	894,098	706,782
FirstRand Ltd.	107,429	245,512

EQUITY SECURITIES - Cont'd	Shares	Value
South Africa - Cont'd
Investec Ltd.	42,935	$403,572
MTN Group Ltd.	62,674	509,808
Pick'n Pay Holdings Ltd.	61,200	100,512
Pick'n Pay Stores Ltd.	54,500	202,660
Spar Group Ltd.	33,000	154,880
Telkom South Africa Ltd.	144,433	2,508,230
Tiger Brands Ltd.	53,586	979,008
VenFin Ltd.	55,800	120,318
		7,019,050

South Korea - 1.1%
Kookmin Bank (ADR)	30,000	2,340,900
KT Corp. (ADR)	185,900	3,991,273
		6,332,173

Spain - 7.2%
Acciona SA	23,228	3,536,186
Actividades de Construccion y Servicios SA	66,630	3,161,429
Banco Bilbao Vizcaya Argentaria SA	134,465	3,113,252
Corporacion Mapfre SA	41,169	860,735
Gas Natural SDG SA	15,594	568,771
Repsol YPF SA	488,777	14,553,449
Telefonica SA	919,899	15,953,308
		41,747,130

Sweden - 1.4%
Nordea Bank AB	84,500	1,109,227
Skandinaviska Enskilda Banken AB	47,600	1,282,229
SKF AB	118,227	1,733,830
SSAB Svenskt Stal AB	138,911	2,592,757
Svenska Handelsbanken AB	51,200	1,386,206
		8,104,249

Switzerland - 3.5%
Geberit AG	1,024	1,247,962
Logitech International SA*	53,702	1,165,941
Roche Holding AG	44,934	7,768,677
Zurich Financial Services AG	39,926	9,809,887
		19,992,467

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	774,105	7,431,408

Thailand - 0.1%
Bangkok Bank PCL (NVDR)	104,300	297,009

United Kingdom - 19.8%
Aegis Group plc	446,172	1,116,858
Alliance Boots plc	116,356	1,687,689
Aviva plc	341,933	5,010,772
Barclays plc	360,574	4,548,374
Barratt Developments plc	29,130	581,165
BG Group plc	915,711	11,122,565
British Airways plc*	998,723	7,981,320

EQUITY SECURITIES - Cont'd	Shares	Value
United Kingdom - Cont'd
BT Group plc	2,603,798	$13,060,022
DSG International plc	720,418	2,952,776
GlaxoSmithKline plc	228,831	6,089,986
GUS plc	79,667	1,440,315
Hays plc	318,137	860,367
HBOS plc	338,109	6,688,574
HSBC Holdings plc	747,944	13,641,205
IMI plc	90,268	856,110
International Power plc	201,191	1,178,568
J Sainsbury plc	178,986	1,257,856
Kelda Group plc	55,387	881,625
Lloyds TSB Group plc	214,762	2,168,457
Man Group plc	627,984	5,265,364
Marks and Spencer Group plc	316,200	3,802,216
Michael Page International plc	52,887	380,828
Next plc	96,004	3,406,665
Northern Foods plc	679,817	1,145,081
Persimmon plc	61,871	1,549,334
Royal & Sun Alliance Insurance Group plc	1,362,552	3,799,629
Royal Bank of Scotland Group plc	147,419	5,073,843
Sage Group plc	118,661	557,976
Scottish & Southern Energy plc	118,360	2,919,592
Tate & Lyle plc	105,840	1,425,222
United Utilities plc	46,008	607,480
Wolseley plc	62,058	1,307,790
		114,365,624

United States - 4.9%
AmerisourceBergen Corp.	18,100	818,120
Apollo Group, Inc.*	9,600	472,704
Biogen Idec, Inc.*	57,500	2,569,100
Chubb Corp.	11,900	618,324
Continental Airlines, Inc., Class B*	21,300	603,003
Corn Products International, Inc.	8,400	273,336
Cummins, Inc.	14,200	1,693,066
Distributed Energy Systems Corp.:
Common Stock*	274,242	885,802
Warrants (strike price $2.80/share, expires 12/17/06):
Tranche 1 (b)(i)*	70,759	30,426
Tranche 2 (b)(i)*	23,587	10,142
Eagle Materials, Inc.	8,700	293,016
Embarq Corp.	8,600	415,982
Evergreen Solar, Inc.*	1,400	11,620
Franklin Resources, Inc.	6,200	655,650
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	400,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants
(strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	98,717
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	231,315
Series C, Preferred (b)(i)*	36,984	52,886
Helix Energy Solutions Group, Inc.*	23,900	798,260
IntercontinentalExchange, Inc.*	9,300	698,151

EQUITY SECURITIES - Cont'd	Shares	Value
United States - Cont'd
Jones Apparel Group, Inc.	6,300	$204,372
Kinetic Concepts, Inc.*	16,700	525,382
Komag, Inc.*	5,300	169,388
Lexmark International, Inc.*	36,800	2,121,888
Mayer Laboratories, Inc. Warrants
(strike price $6.50/share, expires 12/31/07) (b)(i)*	11,538	-
Nike, Inc., Class B	13,300	1,165,346
Parker Hannifin Corp.	15,200	1,181,496
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	140,136
Series B, Preferred (b)(i)*	20,000	73,964
Series C, Preferred (b)(i)*	239,566	299,458
Series C, Preferred Warrants
(strike price $1.14/share, expires 6/30/08) (b)(i)*	198	22
ProFund International SA:
Common (b)(i)*	2,500	-
Preferred (b)(i)*	26,818	1,434
Progressive Corp.	14,000	343,560
Quanex Corp.	2,700	81,945
Radian Group, Inc.	13,300	798,000
Reliance Steel & Aluminum Co.	69,400	2,230,516
RF Technology, Inc. (b)(i)*	365,374	1
Ryder System, Inc.	2,100	108,528
Safeco Corp.	3,600	212,148
SMARTTHINKING, Inc.:
Series 1-A, Preferred (b)(i)*	104,297	167,367
Series 1-B, Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants
(strike price $0.01/share, expires 5/26/15) (b)(i)*	11,920	2,143
Swift Transportation Co., Inc.*	4,600	109,112
TEREX Corp.*	39,700	1,795,234
Tidewater, Inc.	17,000	751,230
Unit Corp.*	2,500	114,925
WESCO International, Inc.*	1,600	92,848
Western Digital Corp.*	9,600	173,760
WR Berkley Corp.	26,100	923,679
XTO Energy, Inc.	61,400	2,586,782
		28,035,334

Total Equity Securities (Cost $499,745,319)		563,732,137

	Adjusted
Limited Partnership Interest - 0.4%	Basis	Value
Balkan Financial Sector Equity Fund CV (b)(i)*	$30,732	32,068
China Environment Fund 2004 (b)(i)*	152,161	152,161
SAM Sustainability Private Equity Fund (b)(i)*	1,005,544	715,244
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	610,414	623,854
SEAF India International Growth Fund LLC (b)(i)*	198,932	197,087
ShoreCap International (b)(i)*	517,781	531,154
Terra Capital Investors, Ltd. (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $2,985,154)		2,251,569

	Principal
Corporate Notes - 0.0%	Amount	Value
Mayer Laboratories, Inc., 6.00%, 12/31/06 (b)(i)	$92,008	$23,002

Total Corporate Notes (Cost $92,008)		23,002

Certificates of Deposit - 0.0%
Self Help Credit Union, 4.85%, 2/22/07 (b)(k)	100,000	99,600
ShoreBank, 4.30%, 3/15/07 (b)(k)	100,000	99,650

Total Certificates of Deposit (Cost $200,000)		199,250

High Social Impact Investments - 0.7%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08 (b)(i)(r)	4,431,583	4,240,715

Total High Social Impact Investments (Cost $4,431,583)		4,240,715

U.S. Government Agencies and Instrumentalities - 0.6%
Federal Home Loan Bank Discount Notes, 10/2/06	3,300,000	3,299,587

Total U.S. Government Agencies and Instrumentalities (Cost $3,299,587)		3,299,587

TOTAL INVESTMENTS (Cost $510,753,651) - 99.6%		573,746,260
Other assets and liabilities, net - 0.4%		2,421,467
Net Assets - 100%		$576,167,727

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 16,807,797 shares outstanding		$296,295,469
Class B: 826,311 shares outstanding		15,035,978
Class C: 1,533,146 shares outstanding		26,704,062
Class I: 4,936,459 shares outstanding		100,294,658
Undistributed net investment income		5,528,446
Accumulated net realized gain (loss) on investments		69,336,369
Net unrealized appreciation (depreciation) on investments		62,972,745
Net Assets		$576,167,727

Net Asset Value Per Share
Class A (based on net assets of $401,195,450)		$23.87
Class B (based on net assets of $18,052,902)		$21.85
Class C (based on net assets of $32,722,760)		$21.34
Class I (based on net assets of $124,196,615)		$25.16

Abbreviations:
ADR: American Depository Receipt	LP: Limited Partnership
CVA: Certificaten Van Aandelen	NVDR: Non-Voting Depository Receipt
LLC: Limited Liability Corporation

*      Non-income producing security.

(a)      Affiliated company.

(b)      This security was valued by the Board of Directors. See Note A.

(i)      Restricted securities represent 1.4% of net assets of the Fund.

(k)      These certificates of deposit are fully insured by agencies of the federal government.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate period end.

(s)      114,000 shares of ING Groep NV have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Fund. There are no restrictions on the trading of this security.

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Balkan Financial Sector Equity Fund CV, LP	1/12/06 - 6/28/06	$30,732
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05-7/3/06	4,431,583
China Environment Fund 2004, LP	9/15/05 - 9/21/06	152,161
Distributed Energy Systems Corp. Common Warrants,
(strike price $2.80/share, expires 12/17/2006):
Tranche 1	1/6/04	--
Tranche 2	1/6/04	--
Empresas ESM, SA de CV	10/25/01 - 10/29/02	350,000
GNet Defta Development Holdings LLC	8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	--
Common Warrants
(strike price $1.00/share, expires 10/31/13)	11/4/04	--
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/4/04	--
Series B, Preferred	10/21/04-10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Mayer Laboratories, Inc.:
Note, 6.00%, 12/31/06	12/31/96	92,008
Warrants (strike price $6.50/share, expires 12/31/07)	1/21/03	--
Powerspan Corp:
Series A, Preferred	8/20/97	250,000
Series B, Preferred	10/05/99	200,000
Series C, Preferred	12/21/04	273,105
Series C, Preferred Warrants
(strike price $1.14/share, expires 6/30/08)	12/21/04	--
ProFund International SA:
Common	8/29/95 - 5/25/99	2,500
Preferred	5/25/99- 9/8/03	26,817
RF Technology, Inc.	7/17/06	299,990
SAM Sustainability Private Equity Fund, LP	7/19/01 - 2/17/06	1,005,544
SEAF Central & Eastern European Growth Fund LLC, LP	8/10/00 - 2/23/06	610,414
SEAF India International Growth Fund LLC, LP	3/22/05 - 5/24/06	198,932
ShoreCap International, LP	8/12/04 - 8/21/06	517,781
SMARTHINKING, Inc.:
Series 1-A, Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants
(strike price $0.01/share, expires 5/26/15)	5/27/05	--
Terra Capital Investors, Ltd., LP	11/23/98 - 3/14/06	469,590

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,242,199)	$13,873,728
Interest income	570,134
Total investment income	14,443,862

Expenses:
Investment advisory fee	3,661,883
Transfer agency fees and expenses	916,507
Administrative fees	1,524,697
Distribution Plan expenses:
Class A	862,541
Class B	161,229
Class C	278,561
Directors' fees and expenses	77,763
Custodian fees	455,016
Registration fees	58,737
Reports to shareholders	130,934
Professional fees	42,015
Miscellaneous	126,933
Total expenses	8,296,816
Fees waived	(44,625)
Fees paid indirectly	(62,318)
Net expenses	8,189,873

Net Investment Income	6,253,989

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $23,112)	74,132,465
Foreign currency transactions	(631,112)
Futures	1,843,131
75,344,484

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies
(net of deferred foreign taxes of $5,125)	1,918,582
Assets and liabilities denominated in foreign currencies	280,650
Futures	(244,864)
1,954,368

Net Realized and Unrealized Gain
(Loss)	77,298,852

Increase (Decrease) in Net Assets
Resulting From Operations	$83,552,841

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$6,253,989	$4,585,305
Net realized gain (loss)	75,344,484	18,362,744
Change in unrealized appreciation or (depreciation)	1,954,368	48,373,925

Increase (Decrease) in Net Assets
Resulting From Operations	83,552,841	71,321,974

Distributions to shareholders from
Net investment income:
Class A Shares	(2,476,921)	(1,466,908)
Class B Shares	(3,122)	--
Class C Shares	(34,850)	--
Class I Shares	(1,133,678)	(765,536)
Total distributions	(3,648,571)	(2,232,444)

Capital share transactions:
Shares sold:
Class A Shares	99,342,871	74,461,354
Class B Shares	4,536,918	4,136,624
Class C Shares	10,050,927	7,979,089
Class I Shares	28,336,667	35,815,199
Reinvestment of distributions:
Class A Shares	2,262,214	1,339,677
Class B Shares	2,808	--
Class C Shares	28,264	--
Class I Shares	1,061,407	726,130
Redemption fees:
Class A Shares	7,796	2,879
Class B Shares	854	--
Class C Shares	929	1
Shares redeemed:
Class A Shares	(52,386,543)	(42,246,113)
Class B Shares	(3,257,865)	(1,072,475)
Class C Shares	(4,596,259)	(3,222,197)
Class I Shares	(13,339,845)	(8,208,056)
Total capital share transactions	72,051,143	69,712,112

Total Increase (Decrease) in Net Assets	151,955,413	138,801,642

Net Assets
Beginning of year	424,212,314	285,410,672
End of year (including undistributed net investment income of $5,528,446 and $3,383,660, respectively)	$576,167,727	$424,212,314

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	4,430,553	3,970,828
Class B Shares	221,595	242,353
Class C Shares	502,402	474,886
Class I Shares	1,239,647	1,830,778
Reinvestment of distributions:
Class A Shares	107,520	70,565
Class B Shares	144	--
Class C Shares	1,493	--
Class I Shares	48,093	36,599
Shares redeemed:
Class A Shares	(2,374,358)	(2,261,560)
Class B Shares	(160,009)	(61,753)
Class C Shares	(228,177)	(192,016)
Class I Shares	(571,918)	(421,387)
Total capital share activity	3,216,985	3,689,293

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006, securities valued at $8,253,598 or 1.4% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts: The Fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within five days for all Class I shares. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $331,964 was payable at year end. In addition, $116,548 was payable at year end for operating expenses paid by the Advisor during September 2006. For the year ended September 30, 2006, the Advisor waived $44,625 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement $121,986 was payable at year end.

The Distributor received $183,616 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $194,753 for the year ended September 30, 2006. Under the terms of the agreement $16,901 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $142,790 was payable at year end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($9,500 prior to December 2, 2005) plus $2,000 ($500 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 ($5,000 prior to December 2, 2005) annually may be paid to the Chairperson of special committees of the Board and to the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $675,182,324 and $584,552,129, respectively.

The cost of investments owned at September 30, 2006 for federal income tax purposes was $511,314,851. Net unrealized appreciation aggregated $62,431,409 of which $71,665,650 related to appreciated securities and $9,234,241 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $269,613 (from Calvert South Africa Fund that merged into the Fund in September 2002) at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2009.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2006, and September 30, 2005 were as follows:

Distributions paid from:	2006	2005
Ordinary income	$3,648,571	$2,232,444
Long-term capital gain	--	--
Total	$3,648,571	$2,232,444

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$25,078,193
Undistributed long term capital gain	50,617,435
Capital loss carryforward	(269,613)
Unrealized appreciation (depreciation)	62,431,409
$137,857,424

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to currency gains and losses and treatment of partnerships and passive foreign investment companies for federal tax purposes.

Undistributed net investment income	($460,632)
Accumulated net realized gain (loss)	460,632

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatments of passive foreign investment companies and partnerships.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2006.

For the year ended September 30, 2006 borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$93,697	4.70%	$6,696,485	November 2005

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$1
GNet Defta Development Holdings LLC	400,000	400,000
SEAF Central & Eastern European Growth Fund LLC	610,414	623,854
TOTALS	$1,360,414	$1,023,855

Note F -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $1,994,795 at September 30, 2006.

Tax Information (Unaudited)

100% of the ordinary distributions paid have been identified as qualified dividend income. The Fund paid foreign taxes of $1,167,085 and recognized foreign source income of $14,886,136. Pursuant to IRC Section 853, the Fund designates $.04 per share of foreign taxes and $.61 per share of foreign source income as having been paid for taxable year ended September 30, 2006.

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$20.29	$16.60
Income from investment operations
Net investment income (loss)		.24	.21
Net realized and unrealized gain (loss)		3.51	3.59
Total from investment operations		3.75	3.80
Distributions from
Net investment income		(.17)	(.11)
Total distributions		(.17)	(.11)
Total increase (decrease) in net asset value		3.58	3.69
Net asset value, ending		$23.87	$20.29

Total return*		18.58%	22.95%
Ratios to average net assets: A
Net investment income (loss)		1.19%	1.23%
Total expenses		1.73%	1.86%
Expenses before offsets		1.72%	1.86%
Net expenses		1.71%	1.85%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$401,195	$297,151

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2004 (z)	2003	2002
Net asset value, beginning		$14.55	$11.99	$13.65
Income from investment operations
Net investment income (loss)		.10	.09	.01
Net realized and unrealized gain (loss)		2.12	2.53	(1.59)
Total from investment operations	.	2.22	2.62	(1.58)
Distributions from
Net investment income		(.17)	(.06)	--
Net realized gains		--	--	(.08)
Total distributions		(.17)	(.06)	(.08)
Total increase (decrease) in net asset value		2.05	2.56	(1.66)
Net asset value, ending		$16.60	$14.55	$11.99

Total return*		15.30%	21.93%	(11.69%)
Ratios to average net assets: A
Net investment income (loss)		.60%	.72%	.06%
Total expenses		1.97%	2.07%	2.02%
Expenses before offsets		1.97%	2.05%	2.00%
Net expenses		1.96%	2.05%	1.99%
Portfolio turnover		72%	71%	106%
Net assets, ending (in thousands)		$213,524	$162,699	$129,887

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$18.61	$15.30
Income from investment operations
Net investment income (loss)		.06	.15
Net realized and unrealized gain (loss)		3.18	3.16
Total from investment operations		3.24	3.31
Distributions from:
Net investment income		**	--
Total distributions		**	--
Total increase (decrease) in net asset value		3.24	3.31
Net asset value, ending		$21.85	$18.61

Total return*		17.43%	21.63%
Ratios to average net assets: A
Net investment income (loss)		.18%	.20%
Total expenses		2.73%	2.92%
Expenses before offsets		2.72%	2.92%
Net expenses		2.70%	2.91%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$18,053	$14,232

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2004 (z)	2003	2002
Net asset value, beginning		$13.57	$11.33	$13.09
Income from investment operations
Net investment income (loss)		(.08)	(.08)	(.16)
Net realized and unrealized gain (loss)		1.97	2.38	(1.52)
Total from investment operations		1.89	2.30	(1.68)
Distributions from:
Net investment income		(.16)	(.06)	--
Net realized gains		--	--	(.08)
Total distributions		(.16)	(.06)	(.08)
Total increase (decrease) in net asset value		1.73	2.24	(1.76)
Net asset value, ending		$15.30	$13.57	$11.33

Total return*		13.95%	20.34%	(12.96%)
Ratios to average net assets: A
Net investment income (loss)		(.54%)	(.64%)	(1.22%)
Total expenses		3.14%	3.44%	3.33%
Expenses before offsets		3.14%	3.42%	3.31%
Net expenses		3.13%	3.41%	3.31%
Portfolio turnover		72%	71%	106%
Net assets, ending (in thousands)		$8,934	$6,176	$4,424

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2006	2005
Net asset value, beginning		$18.18	$14.91
Income from investment operations
Net investment income (loss)		.13	.15
Net realized and unrealized gain (loss)		3.06	3.12
Total from investment operations		3.19	3.27
Distributions from:
Net investment income		(.03)	--
Total distributions		(.03)	--
Total increase (decrease) in net asset value		3.16	3.27
Net asset value, ending		$21.34	$18.18

Total return*		17.55%	21.93%
Ratios to average net assets: A
Net investment income (loss)		.38%	.38%
Total expenses		2.57%	2.75%
Expenses before offsets		2.56%	2.75%
Net expenses		2.55%	2.74%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$32,723	$22,856

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2004 (z)	2003	2002
Net asset value, beginning		$13.18	$10.97	$12.64
Income from investment operations
Net investment income (loss)		(.04)	(.03)	(.12)
Net realized and unrealized gain (loss)		1.92	2.30	(1.47)
Total from investment operations		1.88	2.27	(1.59)
Distributions from
Net investment income		(.15)	(.06)	--
Net realized gains		--	--	(.08)
Total distributions		(.15)	(.06)	(.08)
Total increase (decrease) in net asset value		1.73	2.21	(1.67)
Net asset value, ending		$14.91	$13.18	$10.97

Total return*		14.33%	20.72%	(12.71%)
Ratios to average net assets: A
Net investment income (loss)		(.25%)	(.27%)	(.95%)
Total expenses		2.85%	3.09%	3.05%
Expenses before offsets		2.85%	3.07%	3.04%
Net expenses		2.84%	3.07%	3.03%
Portfolio turnover		72%	71%	106%
Net assets, ending (in thousands)		$14,533	$9,764	$7,021

Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2006	2005
Net asset value, beginning		$21.32	$17.45
Income from investment operations
Net investment income		.37	.27
Net realized and unrealized gain (loss)		3.72	3.88
Total from investment operations		4.09	4.15
Distributions from:
Net investment income		(.25)	(.28)
Total distributions		(.25)	(.28)
Total increase (decrease) in net asset value		3.84	3.87
Net asset value, ending		$25.16	$21.32

Total return*		19.35%	23.92%
Ratios to average net assets: A
Net investment income (loss)		1.84%	2.04%
Total expenses		1.07%	1.17%
Expenses before offsets		1.06%	1.11%
Net expenses		1.05%	1.10%
Portfolio turnover		120%	49%
Net assets, ending (in thousands)		$124,197	$89,974

			Years Ended
		September 30,	September 30,	September 30,
Class I Shares		2004 (z)	2003	2002
Net asset value, beginning		$15.17	$12.38	$13.97
Income from investment operations
Net investment income		.27	.22	.16
Net realized and unrealized gain (loss)		2.19	2.63	(1.67)
Total from investment operations		2.46	2.85	(1.51)
Distributions from:
Net investment income		(.18)	(.06)	--
Net realized gains		--	--	(.08)
Total distributions		(.18)	(.06)	(.08)
Total increase (decrease) in net asset value		2.28	2.79	(1.59)
Net asset value, ending		$17.45	$15.17	$12.38

Total return*		16.25%	23.12%	(10.93%)
Ratios to average net assets: A
Net investment income (loss)		1.60%	1.65%	1.05%
Total expenses		1.23%	1.39%	1.27%
Expenses before offsets		1.11%	1.09%	1.06%
Net expenses		1.10%	1.09%	1.05%
Portfolio turnover		72%	71%	106%
Net assets, ending (in thousands)		$48,420	$18,026	$5,943

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z)      Per share figures are calculated using the Average Share Method.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Distribution is less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
DISINTERESTED DIRECTORS/TRUSTEES
REBECCA ADAMSON AGE: 57	Trustee Director Director Director	1989 CSIF 2000 Impact 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FREDERICK A. DAVIE, JR. AGE: 50	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 44	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	Bridgeway Funds (11)
JOY V. JONES AGE: 56	Trustee Director Director Director	1990 CSIF 2000 Impact 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	14	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 61	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 57	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	14
RUSTUM ROY AGE: 82	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 47	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS/TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 58	Trustee, Chair & President Director & Chair Director, Chair & President Director & Chair	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999 CSIF 1999 CWVF 2000 CSIS 2000 Impact	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert World Values International Equity Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
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800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

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First Government Money Market Fund
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CTFR Limited-Term Portfolio
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Ultra-Short Floating Income Fund

Equity Funds
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Balanced and Asset Allocation Funds
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Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

September 30, 2006
Annual Report
Calvert Capital
Accumulation Fund

Important!
Take the Calvert Environment and Climate Change Survey -- Details on Inside Cover
www.calvert.com/survey

Calvert

Investments that make a difference

a UNIFI company.

Take the Calvert Environment and Climate Change Survey

Thank you so much for your support of Calvert. From time to time we seek the input from investors like you to help inform our social investment policy choices. We would greatly appreciate your participation in a 10-minute on-line survey focused on the Environment, Climate Change, and Energy Issues. If you are interested in participating, please go to the following link: www.calvert.com/survey. We thank you in advance for your participation. The survey will close on December 22, so respond soon!

Table of Contents

President's Letter

1

Social Update

4

Portfolio Management Discussion

7

Shareholder Expense Example

12

Report of Independent Registered Public Accounting Firm

14

Statement of Net Assets

15

Statement of Operations

18

Statements of Changes in Net Assets

19

Notes to Financial Statements

20

Financial Highlights

25

Explanation of Financial Tables

29

Proxy Voting and Availability of Quarterly Portfolio Holdings

31

Director and Officer Information Table

32

Dear Shareholders:

Over the 12 months ended September 30, 2006, the U.S. economy and financial markets have moved solidly ahead while facing shifting pressures from fluctuating energy prices and interest rates, the ongoing war in Iraq, and a change in Federal Reserve (Fed) leadership and policies.

During the reporting period, we've also begun to see some encouraging shifts in the areas of U.S. stock market leadership as investors move from pursuing more speculative, short-term trends toward higher-quality, more fundamentally oriented investing. Many of our portfolio managers and Funds have faced significant headwinds over the last several years as certain management styles (e.g., value and small-cap) and market sectors (e.g., energy and industrials) have dominated market performance. We know you may have concerns about the performance of your Calvert Funds, and we want you to know we share your concerns and would like to address them.

A Look at Market Headwinds

Cyclical "headwinds" are a part of any investment process as economic and market trends change, and styles go in and out of favor. As long-term investors, we know that performance leadership of different styles rotates. And at Calvert, we strive to provide you with a broad array of investment options, managed by experienced money managers, so you can diversify your portfolio to weather market ups and downs. While we remain fully confident in our sub-advisors and investment process that combines rigorous financial analysis with analysis of a company's corporate responsibility practices, we are nonetheless challenged by certain sector and cyclical issues in the marketplace.

Specifically, many of Calvert's portfolio managers employ disciplines that screen for stocks that exhibit strong fundamentals--such as steady earnings growth, high returns on equity or low debt--and that are fairly priced. For many of our Funds, this fundamental financial analysis, coupled with our social screening process, leads to a bias toward more growth-oriented companies, many of which are in areas like healthcare, information technology, and the consumer discretionary sectors--areas that until recently have been underperforming.

With signs of a slowing economy and the recent outperformance of higher-quality companies with solid, long-term fundamentals, we believe a readjustment in the financial markets is underway that should benefit Calvert investors. In time, the cyclical headwinds should blow more strongly in our direction, favoring the high-quality companies with strong fundamentals and long-term growth potential that our Fund managers favor and portfolios emphasize.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

Advancing Regulatory Oversight

On the regulatory front, we continue to strengthen compliance operations with regard to codes of ethics, compliance programs, and SEC and NASD disclosure requirements. Our Chief Compliance Officer for Calvert Funds, Karen Becker, a Calvert veteran of 20 years, has oversight of and administers all Fund policies and procedures which have been designed with the highest level of integrity.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

Looking ahead, we believe our disciplined, research-driven investment process will lead to rewarding long-term performance for Calvert investors. We encourage you to work with a financial professional to maintain a strategic investment plan and diversified portfolio. Your advisor can provide important insights into investment markets and personal financial planning, particularly in challenging markets.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. Calvert continues to strive toward its dual goals of favorable investment results and a positive impact on corporate responsibility, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2006.

Shareholder Advocacy

We filed 17 shareholder resolutions during the 2006 proxy season, eight of which resulted in successful corporate dialogues and six of which were voted upon. Two of the resolutions received more than one-third of the vote (considered very high for shareholder-initiated proposals)--Home Depot on equal employment opportunity issues and Standard Pacific on energy efficiency. We also filed resolutions regarding sustainable forestry, predatory lending, animal welfare, disclosure and reporting, and contributions to political organizations and campaigns.

Corporate board diversity remains a major area of Calvert focus, with one-third of the resolutions filed for the reporting period in this area. We revisited our efforts launched in 2002, when Calvert sent letters to 154 companies in the Calvert Social Index Fund with no gender or racial diversity on their boards. Two-thirds of those companies still in the Index now have board diversity or a statement endorsing board diversity. For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.

Deepening our Impact

We are developing a plan to heighten the visibility and extend the impact of our overall advocacy efforts. While we will continue to file shareholder resolutions and engage management of the companies we hold in dialogue, we are expanding our approach to other advocacy tools and channels. This includes direct company and industry-wide dialogues (whether on our own or in multi-stakeholder settings) and industry standard-setting exercises to help leverage change across industries on a global basis. We also plan to engage in public policy and regulatory advocacy, by taking advantage of our proximity to and relationships with the U.S. government, non-governmental organizations, think tanks, and media.

Community Investments

Many of our Funds participate in Calvert's community investing, or High Social Impact Investing (HSII) program, administered through the Calvert Social Investment Foundation. The HSII program may allocate up to between 1% and 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments to groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. MicroCredit Enterprises (MCE), a non-profit that leverages private capital to make tiny business loans to women in developing countries living in extreme poverty, was another organization receiving an investment from the Foundation.

Global Issues

China and the Internet. As China clamps down on freedom of information and expression, several major U.S. internet and information technology companies have come under scrutiny by members of Congress, the media and various human rights organizations. We are now in discussions with several major portfolio holdings about minimizing their complicity in human rights abuses and disclosing how they are complying with government policy. Bennett Freeman, Calvert's Senior Vice President for Social Research and Policy, participated on Calvert's behalf in a multi-stakeholder dialogue convened by the Center for Democracy and Technology (CDT). This event aimed to develop a global industry standard addressing these issues, and included leading companies such as Microsoft, Google and Yahoo.

Sudan. Calvert has also made a commitment to address the human rights crisis in Sudan. Due to our long-standing human rights and Indigenous Peoples' rights criteria, we do not invest in companies that materially contribute to sustaining the Sudanese regime and the abuses in Darfur. We continue to scrutinize our holdings for such involvement and will, if necessary, take action through engagement or divestment. We remain prepared to lend our name and voice to appropriate opportunities as they arise, whether through engagement with companies or public policy initiatives.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. We have long been involved in the technology side of the alternative energy sector, but we're seeing a new area of growth in related services. To that end, we have invested in Global Resource Options, one of the largest solar power installation services in the country.2 While this is still a fragmented field, the company has already expanded into some of the more challenging areas of the country. And with more states starting to provide tax credits geared at alternative energy, the growth potential is significant.

Also, through the Special Equities program, we have invested in the Rose Smart Growth Fund, which acquires buildings in urban, mass-transit oriented locations around the country. Rose manages these buildings to a "green" standard, seeking increased energy efficiency, decreased operating expenses, healthier indoor environments, and higher tenant retention. The Rose Fund acquired its first asset in April 2006, consisting of two historic office buildings in Seattle, Washington that the Fund seeks to certify with the US Green Building Council's Leadership in Energy and Environmental Design (LEED) Rating System™, the nationally accepted benchmark for the design, construction, and operation of high performance green buildings. Supporting this green building movement allows us to diversify our efforts to reduce energy usage.3

1. As of September 30, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.44%; CSIF Equity, 0.57%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.74%; Calvert Large Cap Growth Fund, 0.30%; and Calvert New Vision Small Cap Fund, 0.62%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On September 30, 2006, Global Resource Options represented 0.06% of the Calvert Social Investment Fund Equity Portfolio.

3. On September 30, 2006, Rose Smart Growth Fund represented 0.17% of the Calvert Social Investment Fund Balanced Portfolio.

Portfolio Management Discussion

Michelle Clayman

Nathaniel Paull
of New Amsterdam Partners LLC

Performance

In the 12-months ended September 30, 2006, Calvert Capital Accumulation Fund Class A shares (at NAV*) returned 2.56%, underperforming the Russell Midcap® Growth Index, at 7.03%. Stock selection was the prime contributor to the Fund's underperformance.

Investment Climate

The stock market moved higher over the past twelve months, as large cap stocks, represented by the Russell 1000® Index, rose more than 10%, and mid- and small- cap stocks were up more than 9%.1 The underlying strength of the economy, combined with robust earnings from corporate America, drove several stock market indices to near-record highs by the end of September 2006. Consumers continued to do their part to keep the economy moving along, shrugging off volatile energy prices, geopolitical uncertainty, rising inflation and interest rate fears--along with a housing market slowdown.

Growth in the gross domestic product (GDP) in the second half 2005 was a solid 3.0%, but GDP growth for the first half 2006 was even stronger, at 4.1%. We expect this growth to slow in the coming months. Some of our economic outlook has unfolded as expected--moderating inflation, continuing productivity growth and decent consumer income and spending numbers. However, the economy now appears to be entering a mid-cycle slowdown. While second quarter 2006 corporate earnings were strong, cyclical stocks have declined as companies' revenue and estimates of future earnings have been moderated for the rest of the year.

Initially, mid-cap stocks continued to post superior results relative to large-caps, but large-cap stocks finally outperformed smaller ones during the last half of the reporting period. Mid-cap value stocks continued to trump mid-cap growth, with a return for the benchmark Russell Midcap Value Index of 12.27% versus 7.03% for the Russell Midcap Growth® Index.

Portfolio Strategy

Our core strategy employs a valuation model which seeks to identify reasonably priced companies with better-than-average forecast growth and profitability. Using Calvert's Double Diligence™ process, we seek attractive investments in well-managed companies by examining company fundamentals both financially and in terms of corporate responsibility.

During the past year, we sold 17 positions and purchased 12. After the Russell Midcap® Growth's Index annual reconstitution in July, we sold the four least attractive holdings that were no longer in the market cap range of the Russell MidCap Growth Index: Resources Connection, which was facing slowing growth prospects; USANA Health Sciences, due to its inability to gain entry to a significant international market; Williams-Sonoma, to reduce our exposure to housing-related retailers; and Yankee Candle, due to a likely deceleration of earnings growth.

We sold one of our best-performing stocks in the Energy sector, Maverick Tube, which we exited when it was announced that it would be acquired--but after it had more than doubled in value (110.3%). Consumer Discretionary company Weight Watchers was exited due to diminished earnings expectations. Among the largest portfolio additions were specialty retailer Guitar Center, medical-device manufacturer Waters Corp simulation software producer Ansys, and financial data provider FactSet Research Systems. We also added natural gas utility Energen to increase our exposure to the Utilities sector.

Key Performance Factors

Our overweight positions in Information Technology and Materials helped returns, and our stock selection in Information Technology, Energy and Industrials added value. Four of our technology names consistently topped earnings expectations throughout the year: Mettler-Toledo (29.8%), Itron (22.2%), Cognizant Technology Solutions (58.9%) and Amphenol (53.9%). In Industrials, WESCO International benefited (71.3%) from robust earnings growth.

Both our underweighting in the Telecommunication Services and Consumer Discretionary sectors and overall stock selection, particularly in the Consumer Discretionary sector, contributed to the Fund's underperformance. Home builders Pulte Homes and KB Home traded lower (-25.4% and -39.2%, respectively) over concerns of a slowing housing market. Building supplier Eagle Materials (-46.9%) also suffered due to slowing construction activity. Retail holdings Chico's FAS and Williams-Sonoma were down 41.5% and 15.5%, respectively. In Health Care, institutional pharmacist Omnicare fell 23.2% on allegations of Medicaid fraud from Michigan's Attorney General's Office. Finally, Federated Investors (3.7%), Firstfed Financial (-5.4%), and student loan giant SLM Corp (-1.4%) contributed to underperformance in the Financials sector.

Outlook

Looking forward, we expect this mid-cycle slowdown to bring slower economic growth, rather than recession. We expect GDP growth for the second half of 2006 and the first quarter of 2007 to average around 2.5%. As commodity prices cool, we expect inflation to be relatively tame, in the 2.5% area. We believe that the Federal Reserve will not need to further increase interest rates, given the slowing of growth and the decline in the rate of inflation. In many ways this is a "Goldilocks" scenario -- the economy is still growing, albeit at a slower rate, and inflationary fears are abating.

Productivity keeps increasing at 2.5% a year or better, and at the same time, the employment situation is strong. Also, both consumer income (as measured by real disposable income and hourly wages) and consumer spending have held up well. While housing activity has certainly slowed, we do not believe that this will have as strong an impact on the consumer as some analysts fear. We believe that some of the speculative froth is being removed from the housing market, but that demographic growth and change will still provide a solid underpinning for housing.

Of course, risks such as global turmoil and volatile energy prices remain. Upcoming elections are another uncertainty, though we expect congressional gridlock to prevail. And profit growth is likely to be weaker than in the last few years.

We remain bullish overall, expecting the market to continue its upward trend. In our view, the market remains slightly undervalued. The arrival of the mid-cycle slowdown, however, has led us to reduce some of our more cyclical holdings and transition into stocks and sectors with less sensitivity to the economy.

October 2006

1 Russell Midcap Index, 9.57%; Russell 2000® Index, 9.92%, as of September 30, 2006.

As of September 30, 2006, the following companies represented the following percentages of Fund net assets: Resources Connection 0.00%, USANA Health Sciences 0.00%, Williams-Sonoma 0.00%, Yankee Candle 0.00%, Maverick Tube 0.00%, Weight Watchers 0.00%, Guitar Center 2.60%, Waters Corp 3.12%, Ansys 2.39%, FactSet Research Systems 2.74%, Energen 1.05%, Mettler-Toledo 2.88%, Itron 3.16%, Cognizant Technology 2.03%, Amphenol 4.16%, WESCO International 2.65%, Pulte Homes 2.99%, KB Home 1.53%, Chico's FAS 2.51%, Omnicare 1.67%, Federated Investors 1.65%, Firstfed Financial 2.16%, and SLM Corp 1.58%. All holdings subject to change without notice.

Performance Comparison
Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
September 30, 2006

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	(7.76%)	2.56%
Class B	(8.14%)	1.70%
Class C	(8.13%)	1.75%
Class I	(7.38%)	3.52%
Russell Mid-Cap Growth Index**	(3.85%)	7.03%
Lipper Mid-Cap Growth Funds Avg.**	(6.87%)	4.91%

Ten Largest Stock Holdings
	% of Net Assets
Amphenol Corp.	4.2%
Superior Energy Services, Inc.	3.6%
Strayer Education, Inc.	3.4%
Barr Pharmaceuticals, Inc.	3.4%
Itron, Inc.	3.1%
Waters Corp.	3.1%
Pulte Homes, Inc.	3.0%
Church & Dwight Co., Inc.	3.0%
Graco, Inc.	3.0%
Mettler - Toledo International, Inc.	2.9%
Total	32.7%

Economic Sectors	% of total investments
Consumer Discretionary	15.9%
Consumer Staples	3.0%
Energy	8.6%
Financials	10.7%
Government Agency Obligations	3.8%
Health Care	15.5%
Industrials	7.9%
Information Technology	26.0%
Materials	5.6%
Utilities	3.0%
Total	100%

*Investment performance does not reflect the deduction of any front-end or deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(2.32%)
Five year	3.42%
Ten year	4.39%

Class B Shares
One year	(3.25%)
Five year	3.15%
Since inception	0.84%
(3/31/98)

Class C Shares
One year	0.75%
Five year	3.57%
Ten year	4.02%

Portfolio Statistics
September 30, 2006
Average Annual Total Returns

(NAV)	Class I Shares*
One year	3.52%
Five year	5.11%
Since inception	2.45%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$922.40	$7.83
Hypothetical	$1,000.00	$1,016.92	$8.22
(5% return per year before expenses)
Class B
Actual	$1,000.00	$918.60	$11.99
Hypothetical	$1,000.00	$1,012.57	$12.58
(5% return per year before expenses)
Class C
Actual	$1,000.00	$918.70	$11.63
Hypothetical	$1,000.00	$1,012.94	$12.20
(5% return per year before expenses)
Class I
Actual	$1,000.00	$926.20	$4.15
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.63%, 2.49%, 2.42% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund, a series of the Calvert World Values Fund, Inc., as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September, 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Statement of Net Assets
September 30, 2006

Equity Securities - 95.1%	Shares	Value
Air Freight & Logistics - 2.3%
Pacer International, Inc.	108,400	$3,009,184

Capital Markets - 4.2%
Affiliated Managers Group, Inc.*	33,600	3,363,696
Federated Investors, Inc., Class B	65,100	2,201,031
		5,564,727

Chemicals - 2.6%
Praxair, Inc.	59,700	3,531,852

Construction Materials - 1.4%
Eagle Materials, Inc.	57,300	1,929,864

Consumer Finance - 1.6%
SLM Corp.	40,600	2,110,388

Diversified Consumer Services - 3.4%
Strayer Education, Inc.	42,550	4,604,336

Electronic Equipment & Instruments - 10.2%
Amphenol Corp.	89,500	5,542,735
Itron, Inc.*	75,600	4,218,480
Mettler - Toledo International, Inc.*	58,000	3,836,700
		13,597,915

Energy Equipment & Services - 3.6%
Superior Energy Services, Inc.*	185,000	4,858,100

Gas Utilities - 3.0%
Energen Corp.	33,300	1,394,271
Oneok, Inc.	68,400	2,584,836
		3,979,107

Health Care Providers & Services - 6.6%
Coventry Health Care, Inc.*	52,850	2,722,832
DaVita, Inc.*	65,900	3,813,633
Omnicare, Inc.	51,600	2,223,444
		8,759,909

Household Durables - 4.5%
KB Home	46,600	2,041,080
Pulte Homes, Inc.	125,000	3,982,500
		6,023,580

Household Products - 3.0%
Church & Dwight Co., Inc.	101,450	3,967,709

Insurance - 1.8%
Protective Life Corp.	52,000	2,379,000

Equity Securities - Cont'd	Shares	Value
IT Services - 6.5%
Cognizant Technology Solutions Corp.*	36,500	$2,703,190
CSG Systems International, Inc.*	124,100	3,279,963
Hewitt Associates, Inc.*	112,200	2,721,972
		8,705,125

Life Sciences - Tools & Services - 5.6%
Dionex Corp.*	63,800	3,249,972
Waters Corp.*	91,900	4,161,232
		7,411,204

Machinery - 3.0%
Graco, Inc.	101,000	3,945,060

Metals & Mining - 1.5%
Reliance Steel & Aluminum Co.	62,600	2,011,964

Office Electronics - 1.8%
Xerox Corp.*	154,600	2,405,576

Oil, Gas & Consumable Fuels - 5.0%
Cimarex Energy Co.	88,500	3,114,315
XTO Energy, Inc.	84,100	3,543,133
		6,657,448

Pharmaceuticals - 3.4%
Barr Pharmaceuticals, Inc.*	86,600	4,498,004

Semiconductors & Semiconductor Equipment - 2.3%
Diodes, Inc.*	70,400	3,039,168

Software - 5.1%
ANSYS Inc.*	72,000	3,180,960
FactSet Research Systems, Inc.	75,100	3,647,607
		6,828,567

Specialty Retail - 7.9%
Chico's FAS, Inc.*	155,700	3,352,221
Guitar Center, Inc.*	77,700	3,471,636
Ross Stores, Inc.	147,200	3,740,352
		10,564,209

Thrifts & Mortgage Finance - 2.2%
FirstFed Financial Corp.*	50,900	2,887,048

Trading Companies & Distributors - 2.6%
WESCO International, Inc.*	60,900	3,534,027

Total Equity Securities (Cost $123,602,945)		126,803,071

	Principal
High Social Impact Investments - 1.0%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%,
7/1/08 (b)(i)(r)	$1,419,488	$1,358,351

Total High Social Impact Investments (Cost $1,419,488)		1,358,351

U.S. Government Agencies and Instrumentalities - 3.8%
Federal Home Loan Bank Discount Notes, 10/2/06	5,000,000	4,999,375

Total U.S. Government Agencies and Instrumentalities (Cost $4,999,375)		4,999,375

TOTAL INVESTMENTS (Cost $130,021,808) - 99.9%		133,160,797
Other assets and liabilities, net - 0.1%		194,237
Net Assets - 100%		$133,355,034

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, 250,000,000 shares of $0.01 par value share authorized for Class A, Class B, Class C and Class I combined:
Class A: 4,308,101 shares outstanding		$100,677,666
Class B: 621,490 shares outstanding		15,539,294
Class C: 597,496 shares outstanding		12,783,651
Class I: 132,357 shares outstanding		3,120,549
Accumulated net realized gain (loss) on investments		(1,905,115)
Net unrealized appreciation (depreciation) on investments		3,138,989
Net Assets		$133,355,034

Net Asset Value Per Share
Class A (based on net assets of $103,499,222)		$24.02
Class B (based on net assets of $13,752,306)		$22.13
Class C (based on net assets of $12,830,839)		$21.47
Class I (based on net assets of $3,272,667)		$24.73

*     Non income producing security.

(b)      This security was valued by the Board of Directors, see Note A.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i)     Restricted securities represent 1.0% of the net assets of the Fund.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05-7/3/06	$1,419,488

Statement of Operations
Year Ended September 30, 2006

Net Investment Income
Investment Income:
Dividend income	$791,478
Interest income	103,361
Total investment income	894,839

Expenses:
Investment advisory fee	911,713
Transfer agency fees and expenses	459,487
Administrative Services fees	348,226
Distribution Plan expenses:
Class A	381,885
Class B	157,792
Class C	137,528
Directors' fees and expenses	19,413
Custodian fees	31,360
Registration fees	48,909
Reports to shareholders	87,206
Professional fees	23,529
Miscellaneous	33,756
Total expenses	2,640,804
Reimbursement from Advisor:
Class I	(16,567)
Fees paid indirectly	(22,447)
Net expenses	2,601,790

Net Investment Income (Loss)	(1,706,951)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,056,939
Change in unrealized appreciation or (depreciation)	3,005,833

Net Realized and Unrealized Gain
(Loss) on Investments	5,062,772

Increase (Decrease) in Net Assets
Resulting From Operations	$3,355,821

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($1,706,951)	($2,121,191)
Net realized gain (loss)	2,056,939	26,171,033
Change in unrealized appreciation or (depreciation)	3,005,833	(12,274,743)

Increase (Decrease) in Net Assets
Resulting From Operations	3,355,821	11,775,099

Capital share transactions:
Shares sold:
Class A Shares	15,651,876	15,077,904
Class B Shares	1,096,127	1,569,256
Class C Shares	1,526,106	2,601,187
Class I Shares	2,981,683	2,336,257
Redemption fees:
Class A Shares	1,555	556
Class B Shares	669	--
Class C Shares	67	--
Shares redeemed:
Class A Shares	(25,978,467)	(25,010,050)
Class B Shares	(4,150,015)	(3,286,444)
Class C Shares	(3,005,474)	(2,473,154)
Class I Shares	(2,232,755)	(807,119)
Total capital share transactions	(14,108,628)	(9,991,607)

Total Increase (Decrease) in Net Assets	(10,752,807)	1,783,492

Net Assets
Beginning of year	144,107,841	142,324,349
End of year	$133,355,034	$144,107,841

Capital Share Activity
Shares sold:
Class A Shares	638,101	646,986
Class B Shares	48,337	72,372
Class C Shares	69,143	123,879
Class I Shares	121,041	98,277
Shares redeemed:
Class A Shares	(1,068,374)	(1,071,905)
Class B Shares	(185,381)	(150,740)
Class C Shares	(137,001)	(116,881)
Class I Shares	(97,382)	(33,276)
Total capital share activity	(611,516)	(431,288)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006, securities valued at $1,358,351, or 1.0% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within five days for all Class I shares. The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $70,853 was payable at year end. In addition, $36,960 was payable at year end for operating expenses paid by the Advisor during September 2006.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $26,857 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $51,451 was payable at year end.

The Distributor received $54,107 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $134,600 for the year ended September 30, 2006. Under the terms of the agreement, $10,390 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($9,500 prior to December 2, 2005) plus a meeting fee of $2,000 ($500 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 ($5,000 prior to December 2, 2005) annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $43,448,398 and $62,882,855 respectively.

The cost of investments owned at September 30, 2006 for federal income tax purposes was $130,072,568. Net unrealized appreciation aggregated $3,088,229, of which $11,993,584 related to appreciated securities and $8,905,355 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,854,355 at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2011.

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($1,854,355)
Unrealized appreciation (depreciation)	3,088,229
($1,233,874)

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary difference causing such reclassifications is due to the disallowance of net operating losses.

Undistributed net investment income	$1,706,951
Paid in capital	(1,706,951)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2006. For the year ended September 30, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$9,690	4.65%	$662,830	October 2005

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$23.42	$21.60
Income from investment operations
Net investment income (loss)	(.27)	(.31)
Net realized and unrealized gain (loss)	.87	2.13
Total from investment operations	.60	1.82
Total increase (decrease) in net asset value	.60	1.82
Net asset value, ending	$24.02	$23.42

Total return*	2.56%	8.43%
Ratios to average net assets: A
Net investment income (loss)	(1.05%)	(1.26%)
Total expenses	1.71%	1.68%
Expenses before offsets	1.71%	1.68%
Net expenses	1.69%	1.68%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$103,499	$110,970

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$19.82	$15.79	$19.35
Income from investment operations
Net investment income (loss)	(.32)	(.26)	(.29)
Net realized and unrealized gain (loss)	2.10	4.29	(3.26)
Total from investment operations	1.78	4.03	(3.55)
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	1.78	4.03	(3.56)
Net asset value, ending	$21.60	$19.82	$15.79

Total return*	8.98%	25.52%	(18.36%)
Ratios to average net assets: A
Net investment income (loss)	(1.41%)	(1.48%)	(1.47%)
Total expenses	1.73%	1.82%	1.74%
Expenses before offsets	1.73%	1.82%	1.74%
Net expenses	1.72%	1.81%	1.73%
Portfolio turnover	101%	170%	93%
Net assets, ending (in thousands)	$111,520	$104,878	$83,643

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$21.76	$20.24
Income from investment operations
Net investment income (loss)	(.49)	(.49)
Net realized and unrealized gain (loss)	.86	2.01
Total from investment operations	.37	1.52
Total increase (decrease) in net asset value	.37	1.52
Net asset value, ending	$22.13	$21.76
Total return*	1.70%	7.51%
Ratios to average net assets: A
Net investment income (loss)	(1.91%)	(2.12%)
Total expenses	2.57%	2.54%
Expenses before offsets	2.57%	2.54%
Net expenses	2.55%	2.53%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$13,752	$16,503

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$18.73	$15.07	$18.64
Income from investment operations
Net investment income (loss)	(.48)	(.39)	(.44)
Net realized and unrealized gain (loss)	1.99	4.05	(3.12)
Total from investment operations	1.51	3.66	(3.56)
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	1.51	3.66	(3.57)
Net asset value, ending	$20.24	$18.73	$15.07

Total return*	8.06%	24.29%	(19.11%)
Ratios to average net assets: A
Net investment income (loss)	(2.28%)	(2.45%)	(2.38%)
Total expenses	2.60%	2.79%	2.65%
Expenses before offsets	2.60%	2.79%	2.65%
Net expenses	2.59%	2.78%	2.64%
Portfolio turnover	101%	170%	93%
Net assets, ending (in thousands)	$16,936	$15,152	$11,534

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$21.10	$19.62
Income from investment operations
Net investment income (loss)	(.42)	(.44)
Net realized and unrealized gain (loss)	.79	1.92
Total from investment operations	.37	1.48
Total increase (decrease) in net asset value	.37	1.48
Net asset value, ending	$21.47	$21.10
Total return*	1.75%	7.54%
Ratios to average net assets: A
Net investment income (loss)	(1.84%)	(2.07%)
Total expenses	2.49%	2.49%
Expenses before offsets	2.49%	2.49%
Net expenses	2.47%	2.49%
Portfolio turnover	31%	157%
Net assets, ending (in thousands)	$12,831	$14,038

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$18.15	$14.59	$18.02
Income from investment operations
Net investment income (loss)	(.43)	(.37)	(.42)
Net realized and unrealized gain (loss)	1.90	3.93	(3.00)
Total from investment operations	1.47	3.56	(3.42)
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	1.47	3.56	(3.43)
Net asset value, ending	$19.62	$18.15	$14.59

Total return*	8.10%	24.40%	(18.99%)
Ratios to average net assets: A
Net investment income (loss)	(2.23%)	(2.35%)	(2.32%)
Total expenses	2.55%	2.69%	2.59%
Expenses before offsets	2.55%	2.69%	2.59%
Net expenses	2.54%	2.68%	2.58%
Portfolio turnover	101%	170%	93%
Net assets, ending (in thousands)	$12,914	$10,896	$8,365

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$23.89	$21.85	$19.88
Income from investment operations
Net investment income (loss)	(.02)	(.06)	(.09)
Net realized and unrealized gain (loss)	.86	2.10	2.06
Total from investment operations	.84	2.04	1.97
Total increase (decrease) in net asset value	.84	2.04	1.97
Net asset value, ending	$24.73	$23.89	$21.85
Total return*	3.52%	9.34%	9.91%
Ratios to average net assets: A
Net investment income (loss)	(0.20%)	(0.43%)	(0.54%)
Total expenses	1.90%	1.28%	1.23%
Expenses before offsets	.88%	.87%	.86%
Net expenses	.86%	.86%	.86%
Portfolio turnover	31%	157%	101%
Net assets, ending (in thousands)	$3,273	$2,596	$955

		Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2003##	2002#	2001
Net asset value, beginning	$18.79	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.03)	(.05)	(.23)
Net realized and unrealized gain (loss)	1.12	4.20	(10.53)
Total from investment operations	1.09	4.15	(10.76)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	1.09	4.14	(16.00)
Net asset value, ending	$19.88	$24.98	$20.84

Total return*	5.80%	19.92%	(34.61%)
Ratios to average net assets: A
Net investment income (loss)	(0.50%) (a)	(0.64%) (a)	(0.67%)
Total expenses	1.23% (a)	1,316.21%(a)	33.47%
Expenses before offsets	.87% (a)	.80% (a)	2.19%
Net expenses	.86% (a)	.80% (a)	.80%
Portfolio turnover	66%	9%	71%
Net assets, ending (in thousands)	$529	$0	$1

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)       Annualized.

*      Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#      The last remaining shareholder in Class I redeemed on January 18, 2002.

##      Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)

DISINTERESTED DIRECTORS/TRUSTEES
REBECCA ADAMSON AGE: 57	Trustee Director Director Director	1989 CSIF 2000 Impact 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FREDERICK A. DAVIE, JR. AGE: 50	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 58	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 44	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	Bridgeway Funds (11)
JOY V. JONES AGE: 56	Trustee Director Director Director	1990 CSIF 2000 Impact 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	14	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 61	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 57	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	14
RUSTUM ROY AGE: 82	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 47	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS/TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 58	Trustee, Chair & President Director & Chair Director, Chair & President Director & Chair	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999 CSIF 1999 CWVF 2000 CSIS 2000 Impact	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Capital Accumulation Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$32,010		$33,000
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$5,280	0%	$5,500	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$37,290	0%	$38,500	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
$	%*	$	% *
$21,000	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: December 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: December 1, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date: December 1, 2006